2012 Analyst and Investor Forum Creating Value for Both Near Term and Long Term Gregory H. Boyce Chairman and Chief Executive Officer June 27, 2012 Exhibit 99.1

Statement on Forward-Looking Information 2 Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of June 27, 2012. These factors are difficult to accurately predict and may be beyond the company’s control. The company does not undertake to update its forward-looking statements. Factors that could affect the company’s results include, but are not limited to: global demand for coal, including the seaborne thermal and metallurgical coal markets; price volatility, particularly in higher-margin products and in our trading and brokerage businesses; impact of alternative energy sources, including natural gas and renewables; impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, banks and other financial counterparties; geologic, equipment, permitting and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; integration of the newly acquired Macarthur Coal operations; successful implementation of business strategies; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; availability, access to and related cost of capital and financial markets; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which we have operations or serve customers; legislation, regulations and court decisions or other government actions, including new environmental and mine safety requirements; changes in income tax regulations or other regulatory taxes; litigation, including claims not yet asserted; and other risks detailed in the company’s reports filed with the Securities and Exchange Commission (SEC). The use of “Peabody,” “the company,” and “our” relate to Peabody, its subsidiaries and majority-owned affiliates. Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense, depreciation, depletion and amortization, and amortization of basis difference associated with equity method investments. Adjusted EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States generally accepted accounting principles. Management uses Adjusted EBITDA as a key measure of operating performance and also believes it is a useful indicator of the company's ability to meet debt service and capital expenditure requirements. Adjusted Income from Continuing Operations and Adjusted EPS are defined as income from continuing operations and diluted earnings per share excluding the impact of the remeasurement of foreign income tax accounts. Management has included these measures because, in management’s opinion, excluding such impact is a better indicator of the company’s ongoing effective tax rate and diluted earnings per share, and is therefore more useful in comparing the company’s results with prior and future periods. 6/27/12

Peabody Energy 2012 Analyst and Investor Forum Key Takeaways 3 ● Global coal demand expanding; Met coal in structural undersupply; Thermal growth driven by emerging Asia ● Met coal prices rebounding ● U.S. fundamentals showing signs of recovery ● BTU platform best positioned to weather macro challenges and capture opportunities ● BTU has upside on levers of production, pricing, costs and valuation ● Peabody cognizant of macro concerns; Managing capex and projects; Q2 debt reduction and share repurchases

Peabody Energy 2012 Analyst and Investor Forum ● Global Coal Demand ● Peabody Platform ● Growth and Value Creation Topics 4

Global Coal: Variability But Solid Underlying Fundamentals 5 Trends: Rising Global Coal Demand from Record Levels ● Emerging record coal demand in China and India even assuming easing GDP growth rates ● Unprecedented global urbanization; Record new generation and steel production ● Imports comprise rising share of China, India coal supplies ● Shortages of met coal

Major Markets: New Coal Generation Drives Thermal Coal Growth Source: Platts Worldwide Power Plant Database and Peabody Global Analytics. New Coal-Fueled Generating Capacity 2011-2016 ● Coal-fueled generation expected to grow 385+ GW by 2016 ● Additional 1.3+ billion tonnes of coal demand anticipated over time ● Vast majority of growth in China and India, driving higher seaborne demand ● 75 GW of coal growth in other Asian nations and rest of world 0 50 100 150 200 250 300 350 400 China India Rest of World 6 G ig aw att s

59 173 466 851 924 1,402 0 200 400 600 800 1,000 1,200 1,400 India Brazil China Japan Taiwan Korea K g/ C ap ita ● Significant steel increases required to reach levels of developed Asia economies ● Stable stage intensity may take 20 – 40 years to reach ● Countries to rely on imports for met coal needs Major Markets: Industrialization and Urbanization Drive Steel/Met Coal Growth 7 2011 Steel Consumption Per Capita Source: Peabody Global Analytics. ~1.2 Billion Tonnes of Met Coal Required to Reach Stable Stage Steel Intensity of 900 Kg/Capita

0 50 100 150 200 250 300 350 400 450 500 400 - 450 300- 350 100- 110 285 225 60 223 178 45 186 139 47 125 90 35 2016P 37 34 3 2012P 2011 2010 2009 2008 Thermal Met ● 2011 coal imports rise 20% to record 223 million tonnes ● Gross coal imports up 68% YTD 2012 – Met coal imports up 34% YTD ● Imports expected to be 400 – 450 million tonnes per year by 2016 China Coal Imports Expected to Double by 2016 China Gross Coal Imports Source: Peabody Global Analytics, China National Bureau of Statistics. 2008, 2009 imports exclude ‘other lignite’ product that is now reported in total import figures. YTD stats through May 2012. Raising 2016 Projected Coal Imports to 400 – 450 Million Tonnes To nn es in M ill io ns 8

China Coal Use Consistently Exceeds National Targets ● New stimulus move to add more steel capacity ● 240 GW of coal-fueled generation coming on line in next five years – Represents >800 MTPY of thermal coal use over time ● 2011 coal consumption already 3.8 billion tonnes ● New Five-Year Plan encourages imports for first time 9 2001-2005 10th Five- Year Plan 2006-2010 11th Five- Year Plan 2011-2015 12th Five- Year Plan 1.1 3.9 3.5 2.5 2.3 4.6 Ta rg et A ct ua l China Annual Coal Use for Last Year of Plan (Tonnes in Billions) Ta rg et Ta rg et A ct ua l In di ca te d P er fo rm an ce Source: China 10th, 11th and 12th Five-Year Plans; Peabody Global Analytics. 2015 projection assumes 7.5% GDP in 12th Five-Year Plan.

10 India Likely to be World’s Fastest Growing Coal Importer 31 37 30 30 50- 60 43 63 85 100 150- 160 0 50 100 150 200 2009 2010 2011 2012P 2016P To nn es in M ill io ns Thermal Met India Coal Imports ● 2011 coal-fueled generation up 9%; Thermal imports +35% ● Thermal demand expected to outpace production by >150 MTPY within five years ● 70 GW of new coal generation expected to start in five years; Requires additional ~250 MTPY of thermal coal use over time ● Infrastructure in 12th Five-Year Plan doubles prior plan to $1 trillion in investments Source: Peabody Global Analytics and other industry sources. 200 - 220 130 115 100 74

Supply Constraints to Increase, Affecting Global Coal Markets ● Mine closures, weather and labor issues reduce met supplies ● Met coal in structural undersupply ● China: Costs rising, quality declining ● New China coal traveling much farther distances ● India’s domestic thermal production below targets ● Rail and port capacity trails expectations ● Permitting, geology and costs limit Eastern U.S. production Coal trucks contribute to major traffic jams in China. 11

NEAR TERM ● Coal use likely to be down 100 – 120 million tons in 2012 ● U.S. shipments down 20 million tons in April/May ● Coal use to begin rebound in 2013 as gas prices rise ● Inventories lowest in West and Midwest LONG TERM ● PRB, Illinois Basin to gain as CAPP declines ● Plant retirement effects likely less than many project ● U.S. exports to continue to increase from Gulf and West U.S. Coal: PRB and Illinois Basin to Gain from Rising Gas Prices, Exports 12

U.S. Coal Production Cuts Taking Hold ● U.S. May shipments at ~945 million ton annualized pace – ~145 million tons lower than 2011 shipments of 1.09 billion ● April/May shipments 20 million tons below 2011 levels ● Additional industry cuts announced, further expected 13 U.S. Coal Production 50 60 70 80 90 100 January February March April May To ns in M ill io ns Source: MSHA, Energy Information Administration, Peabody Global Analytics. 20 11 201 2 May Shipments Down 9% from 2011

● U.S. basins expected to see significant demand shift ● Lower-cost PRB and ILB regions expected to grow: – New plants – Rising exports – Backfill to Eastern plants ● U.S. port capacity could grow ~100 million tons within five years based on announcements – Two-thirds of growth in West Coast/Gulf Coast PRB and Illinois Basin Expected to Serve U.S. and Global Markets Peabody has number one position in Powder River Basin and Illinois Basin, which are expected to grow over next five years even as other regions decline. 14 Source: Peabody Global Analytics.

0 1,000 2,000 3,000 4,000 5,000 Coal Oil N. Gas Nuclear Hydro Other Coal: The World’s Fastest Growing Major Fuel 0% 10% 20% 30% 40% 50% 60% Coal Hydro Natural Gas Oil Nuclear 56% 35% 13% 31% 0% Source: BP Statistical Review of World Energy 2012; International Energy Agency, World Energy Outlook 2011 ‘Current Policies’ scenario. 15 IEA Projects Coal Demand to Grow 65% by 2035 Growth 2001 – 2011 Growth to 2035 20 09 20 20 20 35 M ill io n To nn es o f O il E qu iv al en t

Mining position and sales based on 2011 reported sales volumes in millions of tons. Reserves based on 2011 10-K filing in billions of tons. International Offices Brisbane New Delhi Newcastle Beijing London Urumqi Ulaanbaatar Singapore Essen Jakarta Balikpapan Essen London Beijing Ulaanbaatar Urumqi St .Louis Singapore Jakarta DTA NCIG Balikpapan New Delhi World’s Only Global Pure-Play Coal Investment Peabody Continues Global Expansion to Serve High-Growth Regions 16 Mining Operations Position Sales Reserves S. PRB #1 148 2.7 Midwest #1 30 3.6 Southwest #1 18 1.1 Colorado #1 7 0.2 Australia #5 25 1.2

Queensland, Venezuela Colorado Assets Queensland, NSW Assets London Trading Office Ulaanbaatar Office 100 Million Tons in 10 Yrs Delivering on Long-Term Journey to Remake Peabody’s Asset Base 2010 Asia 100 Strategy 2007 Mongolia Entry 2006 UK Expansion 2006 Excel Acquisition 2005 Entry into Asia 2004 RAG Acquisition 2011 Macarthur Acquisition Queensland Low-Vol PCI 2009 Asian Trading Hub Singapore Trading & Jakarta Office 2011 Business Offices Essen & New Delhi Trading; Urumqi & Balikpapan Business Offices 2007 Eastern Spin Off Exit from Appalachia Assets Beijing Business & Trading Office 17

2011 Safest Year in Peabody History 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 Peabody Global Peabody Australia Peabody Americas 18 In ci de nce Ra te 2.16 1.98 1.37 2.77 4.03 4.43 2.92 2.71 1.92 Incidence rate per 200,000 hours worked. All values are for a calendar-year basis. Excludes operations acquired in late 2011. 2011 Global Incident Rate of 1.92 Nearly 30% Lower than Prior Year 20 09 20 10 20 11

Diverse Platform Delivers Record Financial Results 2007 2008 2009 2010 2011 $4,42 2 $7,97 4 $6,74 0 $6,33 6 $5,84 7 2007 2008 2009 2010 2011 $1,59 3 $1,28 2 $1,35 4 2007 2008 2009 2010 2011 $2,12 9 $1,72 8 $1,26 3 $1,83 9 +80% Revenues +169% Operating Profit +122% Adjusted EBITDA Dollars in millions. Financials include Macarthur contribution since acquisition and exclude discontinued operations. Delivering Strong Performance in All Market Conditions $82 2 $59 2 $95 8 19

Americas and Australia Units Each Contribute Half of Earnings Base 20 2003 Americas 50% Australia 50% 2011 Americas >99% Percentages represent share of Mining Adjusted EBITDA. Adjusted EBITDA From Mining: Five-Fold Increase in Eight Years Adjusted EBITDA: $422 Million $2,129 Million

The New Peabody Organization: Greater Focus on Geomarkets Americas Asia and Trading Australia

22 2012: Starting the Year Strong ● Major first quarter increases – Revenues +17% – Adjusted EBITDA +18% – Operating Profit +11% – Operating Cash Flows +79% ● Adjusted EBITDA at mining operations up – Australia +41% – U.S. +10% ● Targeting 2012 sales of 235 to 255 million tons – Australia sales: 33 to 36 million tons – U.S. sales: 185 to 195 million tons Adjusted EBITDA increases calculated from first quarter 2012 results.

Delivering Growth and Value Creation ● Peabody has deep portfolio of project opportunities and financial capacity to deliver ● Also cognizant of cautious global environment ● Completing late-stage projects while re-evaluating timing of several emerging projects ● Shift in use of cash: – Tightly managing capital spending – Strengthening balance sheet 23

Australia Platform Expanding Through Acquisitions and Organic Growth 24 Australia Volume Targets Dom. Thermal Seaborne Thermal Met 2015 projections include attributable ownership of expected Middlemount production. 2.5 5.9 5.8 0 10 20 30 40 50 2005 2011 2012P 2015 - 17P 10.1 Ton s in M illion s 8.3 25.3 45 – 50 9.3 33 – 36 7 – 8 14 – 15 12 – 13 22 – 25 ~ 8 15 – 17 ● Wilpinjong complete ● Millennium near complete ● Middlemount ramping up ● Burton Extension – First coal in third quarter ● Metropolitan Expansion – Advancing modernization – Expansion rescheduled for 2014-2015 at higher volumes ● Codrilla Development – Additional engineering; Startup timing to be determined ● Wambo Open-Cut – Re-evaluating expansion

The Macarthur Equation: The Value Proposition ● Global steel demand expected to grow above world GDP ● China has limited quality and quantity of met coal ● Hard coking coal and LV PCI are increasingly scarce ● Peabody expects organic growth through existing operations and expansions ● Acquisition makes us: – Largest seaborne supplier of low-vol PCI coal – Third-largest Australian reserve holder – Fifth-largest global seaborne met coal supplier 25

Macarthur Integration: Promising Progress Report 26 Today’s Assessment ● Improvement in 2013 and beyond expected following operational initiatives in 2012 ● Successful outcome of MDL 162 litigation ● Synergies targeted at $750 million – $1 billion NPV ● Long-term view of operations has improved; We believe the potential is greater than originally expected ● Exploration base better than original estimates

Significant Project Pipeline Enables Sustainable Long-Term Growth



Exploration
West Burton
Amaroo
West Walker
Codrilla South
West Rolleston
Capricorn
Monto
North Burton
Vermont East
Priority Projects
Willunga
Olive Downs South
Yeerun
Wambo South
Moorvale U/G
Coppabella U/G
Budjero
NGC GLB2
Burton North
Moorvale West
Olive Downs North
Denham
Development
Codrilla
Eaglefield Co-Dev.
Wambo O/C
Execution
Metropolitan
Middlemount
Wilpinjong
NG LTCC
Burton Widening
Millennium

Listing for indicative purposes only and reflects projects at various stages of potential development. Ultimate decisions regarding project development will be dependent on a variety of factors.

27

Peabody: Outstanding Position for Value Creation ● Major global build out of steel and generation ● Rising China, India imports ● Fast growing seaborne market ● Increasing Australian exports ● Delivering on expansion projects ● #1 in low-cost U.S. regions ● Strong cash flows Why Coal? Why Peabody? Why Now? ● Rising global metallurgical coal prices ● Peaking U.S. stockpiles ● U.S. gas prices coming off lows ● BTU undervalued on multiple metrics 28

Key Topics of Interest ● China Demand – Easing Growth Rates; Rising Imports ● Metallurgical Coal – Demand, Supply and Pricing ● Future of U.S. Coal – Effects from Gas and Retirements ● U.S. Export Profile – How Much; How Fast? ● Global Fundamentals – Trends in Supply and Demand 29

Near-Term Coal Concerns Tug Against Fundamental Market Strength Market Challenges GLOBAL ● Global steel growth rising less than prior year ● Easing thermal coal prices UNITED STATES ● Economic growth low ● Gas supply robust ● Coal inventories reach record levels in May Market Strengths GLOBAL ● Rising China imports ● Strong global gas prices ● Increasing EU coal burn ● Expanding seaborne demand ● Rising met coal prices UNITED STATES ● Stabilizing gas prices ● Seasonal stockpile declines ● Significant production cuts ● U.S. exports increasing 30

0 2,000 4,000 6,000 8,000 10,000 2011 2012P 2016P ROW China India Annual World Coal Demand Expected to Grow ~1.3 Billion Tonnes in Five Years ● Volume growth expected to exceed last five-year increase in global demand ● More than 90% of global demand growth in China/India ● Rising share supplied by seaborne markets 31 Source: Peabody Global Analytics. Expected Global Coal Demand (Million Tonnes) 3,175 3,290 4,795 3,845 840 600 7,600 8,900 7,900 3,140 4,090 640

India 100 - 150 China 200 - 250 Japan 20 - 30 South Korea 20 - 40 Taiwan 5 - 15 Other Pacific 40 - 50 Atlantic 30 - 40 0 200 400 600 800 1,000 1,200 1,400 1,600 2011 2016P 32 Source: Peabody Global Analytics. Estimated Growth in Seaborne Imports 2011 – 2016 (Million Tonnes) 2011-2016 Growth Pacific Demand Growth 85+% of Total Demand Increase M ill io n To nn es 1,050 Thermal 1,500 – 1,600 Global Seaborne Demand: 450 – 550 MTPY Growth Expected by 2016; 8% CAGR Met Existing Growth

Mixed Signals from China’s Short-Term Growth ● First quarter GDP of 8.1% above Five-Year Plan target – All growth from internal consumption and infrastructure spending ● Net coal imports up 82% May YTD ● Coal generation growth of 4.1% ● Strong retail sales and export trends 33 Source: China National Bureau of Statistics and Peabody Global Analytics. 3,139 3,265 5,025 3,805 840 600 GDP, Industrial Production and Building Construction Robust YTD '12 YTD '11 YOY ECONOMY GDP Growth (Q1) % 8.1% 9.7% - Industrial Production Growth % 9.6% 13.3% - COAL - Net Imports Mmt 107 59 81.7% INDUSTRY OUTPUT Generation TWh 1910 1824 4.7% - Thermal Generation TWh 1578 1515 4.1% Crude Steel Mmt 296 290 2.2% Cement Mmt 794 756 5.0% Floor Space Under Construction Mln M2 4514 3774 19.6% Retail Sales US$ Bln 1287 1124 14.5% FOREIGN TRADE Export value US$ Bln 646 602 7.2% China Industry & Economy Fact Sheet May YTD

China Coal Demand Expected to Grow ~1.0 Billion Tonnes by 2016 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 To nn es in M ill io ns ● 50 GW of new coal generation coming on line in 2012 ● Expect ~240 GW of new coal generation by 2016 – Every 1 GW of coal requires 3.5 MTPY at full capacity ● Expected 2016 total China demand: 4.8 billion tonnes 34 Data and estimates based on industry analysis and Peabody Global Analytics. 2011 vs. 2016 Expected Demand Electricity-Driven Growth 1,825 Electricity 575 Metallurgical 475 Cement 925 Other 570 160 70 190 3,800 4,800

Capacity Growth Unit: GW >10 GW 5-10 GW 1-5 GW <1 GW Capacity Unit: GW >30 GW 20-30 GW 10-20 GW <10 GW Source: Platts and Peabody Global Analytics. 35 Majority of 240 GW Capacity Growth Through 2016 in North and Coasts Current Coal Capacity ~700 GW Five-Year Growth ~240 GW

China Domestic Production Moving to North and West

China Well Situated for Significant Additional Coal Imports


Xinjiang
Inner Mongolia
Liaoning
Beijing
Hebei
Shanxi
Shandong
Jiangsu
Shaanxi
Shanghai
Sichuan
Hubei
Zhejiang
Hunan
Guizhou
Fujian
Guangxi
Guangdong
2020 Estimates
Net Exporter >100 MTPY
Net Exporter <100 MTPY
Self Sufficient
Net Importer >100 MTPY
Net Importer >50 MTPY
Net Importer <50 MTPY
~600 Million Tonnes from Bohai Bay in 2011
223 Million Tonnes Imported in 2011

Source: Wood MacKenzie, China National Bureau of Statistics and Peabody Global Analytics. 2011 imports include land-based imports from Mongolia.

36

China’s Coal Cost Increases Averaging 7 – 9% CAGR, Encouraging Imports ● Significant cost increases driven by: – Currency appreciation; Escalating at 4% CAGR in recent years – Wage pressures – Longer transportation routes – Heightened safety attention; 95+% of coal mining is underground – Materials/services escalating 37 Future Potential Domestic Cost Average Domestic Cost to QHD Currency Appreciation Labor Cost Transportation Safety China Domestic Cost Drivers Source: Bloomberg, Peabody Global Analytics. M/S $100 – $110/Tonne Excluding VAT

38 ● Majority of 70 GW of new coal plants built along coastal regions ● Plants designed to burn lower quality coals ● Multiple new port projects under way to enable increased imports Source: Platts. ~120 GW Current Coal Capacity Capacity Unit: GW >10 GW 5-10 GW 1-5 GW <1 GW Coal Plants Under Construction Coal Port India’s New Generation Built for Coal Imports

39 ● Domestic coal production unable to grow last two years ● Imports up 40+ million tonnes last two years ● Coal India ordered to increase coal imports Source: Peabody Global Analytics. 2009 2010 2011 2012P 2016P Production Imports 840 630 210 640 510 130 597 482 115 595 495 100 556 482 74 India Production & Imports (Tonnes in Millions) India Coal Use Expected to Increase ~240 Million Tonnes by 2016 Production (3 Year Average)

40 ● Fast growing supplier to China and India ● 17 GW coal-fueled generation build out under way by 2020 requiring additional ~60 MTPY ● Potential future growth restricted by domestic hold-backs and export taxes Indonesia: World’s Largest Thermal Coal Exporting Nation Source: Peabody Global Analytics.

Source: Peabody Global Analytics. High CV Coal Growth to Benefit Australia; Low CV from Indonesia and PRB 41 7.8% 2016P 1,139 158 288 203 648 Low CV (<=4,700 NAR) 43 156 2011 782 130 160 492 Global Seaborne Thermal Coal Demand (Million Tonnes) CAGR Mid CV (>4,700 & <5,500 NAR) High CV (>=5,500 NAR) ● High CV represents over 60% of market ● Lower CV coal accounts for ~45% of seaborne supply increase ● Indonesia low CV supply grows ~140 million tonnes ● PRB exports will fit well in this market

Global Met Coal Use Likely to Increase 25% by 2016 to Track Steel Growth ● Steel growth would require 250 MTPY of metallurgical coal by 2016 ● China NDRC treating coking coal as “special and scarce” resource to be managed by Government 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2011 2016P M ill io n To nn es India Global Steel Production China ROW Global Steel Production Expected to Grow 25% by 2016 42 Source: Peabody Global Analytics; China NDRC statements as of April 2012.

PCI Growing in Demand from Global Steel Producers

Peabody ENERGY

PCI Overview

- Pulverized Coal Injection a replacement for coke made from coking coal
  - 1.1 tonnes of low-vol PCI replaces 1 tonne of coke
- Steelmakers use PCI to reduce costs and free up coking capacity
  - If coke at ~$340/tonne and PCI at $162/tonne, then 1.1 tonne of PCI saves $160/tonne
- Majority of high quality low-vol PCI supply from Australia
- Low-vol PCI typically priced at ~75% of HQ Hard Coking Coal

Blast Furnace



Coke – Made from Metallurgical Coal
Iron Ore
Waste Gases
Turbulent Reaction region
PCI coal is used as an energy source in a blast furnace and does not require the "strength" properties of coke
Slag
Hot Metal

Seaborne - Met By Product Type		
Consumption (Mmt)	2011	2016
HCC	128	185
SHCC	47	80
SSCC	44	65
PCI	38	50
Total Global Consumption	257	380

Source: Peabody Global Analytics.

43

Source: Peabody Global Analytics; McCloskey and Wood Mackenzie. Data shown in million tonnes. Excludes land-based exports, except Mongolia. Australia Majority of Met Seaborne Supply Growth 2011-2016 Growth 160 – 190 160 – 190 30 – 50 15 – 25 35 – 45 10 – 15 (5 – 15) 0 – 5 450 – 550 0 50 100 150 200 250 300 350 Other China Mongolia Canada South Africa Colombia Russia U.S. Australia Indonesia 2011 Total Exports Metallurgical Thermal 281 319 88 77 67 93 14 33 24 46 44 1,470 – 1,615 2016 Exports 480 – 510 440 – 470 120 – 140 105 – 115 110 – 120 75 – 80 35 – 40 0 – 10 60 – 75 35 – 50 5 – 10 50 – 55 Total 2011 Exports: 1,042 Million Tonnes Global Seaborne Supply: Australia and Indonesia Expected to Lead Growth

Alternative Coal Supply Sources Limited ● Colombia: Expansions under way; Some expansions delayed due to environmental permitting concerns ● South Africa: Growth plans struggle to materialize; Domestic markets need additional coal first ● Russia: Expansions continue but long rail distance from ports limit growth ● Canada: Met supply growth limited by costs, ports ● Mongolia: Growth challenged on several fronts ● Mozambique: Mine projects progressing but river/port development delayed 45

$1 $2 $3 $4 $5 2011 2012 2013 2014 2015 2016 2017 Futures Rising Gas Prices to Benefit PRB First ● Forecast coal generation to be down 100 – 120 million tons for 2012 ● PRB to benefit as gas prices settle above $2.50 – $2.75/mmBtu ● ILB more competitive at $3.25 – $3.50/mmBtu ● Eastern coal requires gas prices of $4.50 or higher Future Market Prices Favorable for PRB and ILB Source: Energy Information Administration , Genscape, EVA, PIRA, Bloomberg, Peabody Global Analytics . 46 PRB Competitive ILB Competitive U.S. Natural Gas Prices ($/mmBtu)

Source: Peabody Global Analytics and Ventyx . 47 U.S. Coal Plant Retirements Largely Offset by New Plants, Capacity Utilization GW of Coal Capacity Retired & Million Tons Consumed by Plants Retiring 2011 – 2016 Cumulative Generation Changes Million Tons New Generation SPRB / ILB 27 Other 11 Total New Gen 38 Retirements SPRB / ILB -22 Other -35 Total Retirements -58 Capacity Utilization & Switching SPRB / ILB 44 Other -43 Total Cap./Switch 1 Total SPRB / ILB 48 Other -67 Total Change -19 1 GW 3 MT 3 GW 8 MT 2 GW 3 MT 5 GW 9 MT 11 GW 13 MT 5 GW 5 MT 2 GW 5 MT 1 GW 1 MT 10 GW 11 MT Majority of Retirements in Eastern U.S.

Significant Demand Shift Towards PRB and Illinois Basin PRB advantage ● Low end of cost curve ● Primary source for new plants ● Benefits from basin switching ● Asian export potential Illinois Basin advantage ● Major source for new plants ● Benefits from new scrubbers and basin switching ● Transport advantage to Gulf CAPP ● Challenged to compete with natural gas generation and PRB/Illinois Basin -80 -60 -40 -20 0 20 40 CAPP Other CO SPRB ILB 48 Source: Peabody Global Analytics and industry reports. Expected U.S. Production Change 2011 – 2016 (Tons in Millions)

Near-Term Challenges But Solid Global Coal Fundamentals ● Near-term headwinds from U.S. gas prices, European debt crisis and Asia worries ● Positive near-term signs with rising global met coal prices, strong coal generation in China, India and Europe and higher China imports ● Long-term fundamentals sound with high met and thermal demand and rapidly rising seaborne growth 49

50 ● NARM: World’s largest and most productive coal mine; State-of- the-art equipment, conveyor and loadout facility ● Increasing market share in recent years ● Leading reserve position enhanced by recent reserve acquisition ● Focusing on highest-margin products and cost management – Balancing production with demand to optimize margins – Running NARM at high capacity Building on Industry-Leading Southern Powder River Basin Position 75 109 50 60 70 80 90 100 110 2002 2004 2006 2008 2010 2011 M ill io ns o f T on s + 45% NARM Production Powder River Basin

51 ● Developed Bear Run and Wild Boar Mines – Now highest-margin mines in Americas portfolio ● Focus areas: – High-volume low-cost operations – Capture growth from switching Eastern utilities and export demand – Position Bear Run for expansion – Advance Gateway North Expanding Margins in Illinois Basin: Bear Run and Wild Boar Peabody Illinois Basin Margins Illinois Basin $5.77 $8.87 $10.85 $13.48 $15.79 $0 $4 $8 $12 $16 2008 2009 2010 2011 Q1 2012 G ro ss M ar gi n pe r To n

Project Delivery: Bear Run Achieving Targeted Results ● Largest Midwest surface mine expected to ship ~ 8 million tons in 2012; Generates significant earnings ● Project delivered on time and budget at ~$350 million – ~$40 per ton installed capex ● Potential to expand to 12 million tons by 2016 ● Best practices and stage-gated process implemented for current project portfolio 52

Extending the Lives of High-Margin Operations: Gateway North in Illinois Gateway preparation plant modernization under way. ● Follow-on and expansion to Gateway Mine – Peabody’s lowest cost mine in Midwest ● Expected to produce 4.5 million tons per year ● Serving customers in U.S., Europe, India and China ● Use of existing prep plant and loadout facilities reduces overall capital ● Extension deferred from 2013 to 2014 due to market conditions 53

● Developed low-ratio greenfield El Segundo Mine – Most productive surface mine outside PRB ● Focus areas: – Optimize sourcing in New Mexico to expand margins – Continue to contract Colorado export volumes – Develop Twentymile Sage Creek extension 54 Colorado / Southwest Leveraging Leading Colorado and Southwest Position

55 Extending Lives of High-Margin Mines: Twentymile Sage Creek Extension First development coal at the Sage Creek extension was produced last month. ● Extension of highly productive longwall mine – Backed by 16-year agreement with nearby Hayden Station – Marketed internationally through Gulf of Mexico ● Development coal first produced in May ● Longwall targeted to begin in 2015

● U.S. port capacity could grow ~100 million tons within five years ● Two-thirds of growth is expected in West and Gulf Coast ● West Coast port capacity driven by new port developments, enabling access to Asian markets Expanding Export Capacity Available to U.S. Suppliers 56 Colorado Legend Coal Supply Regions Rail to Port Barge to Port Proposed Terminals PRB ILB CAPP NAPP Source: Peabody Global Analytics. Port projections exclude capacity used for intercoastal shipments. Port Area 2012 Capacity 2017 Capacity Estimated Baltimore 22 26 Norfolk 56 70 Mobile 15 22 New Orleans 42 60 Texas 4 18 West Coast/Canada 12 31 Great Lakes 6 12 Other 1 8 Total (Million Tons) 158 247 • • • • • • •

Coal Exports: Bright Spot for Market Growth ● Gulf Coast exports expand with shipments of ILB, Colorado and PRB ● West Coast exports from PRB forecast to grow rapidly with West Coast terminal ● East Coast export growth flattens due to slower thermal exports from CAPP 57 31 62 65 65 -70 12 28 34 42 - 47 1 11 11 34 - 44 16 8 10 8 0 20 40 60 80 100 120 140 160 180 2007 2011 2012 2017 East Coast Gulf Coast West Coast Other 108 120 59 150 – 170 M ill io n To ns Excludes imports into U.S. territories (e.g., Puerto Rico and Virgin Islands); Western includes exports to Canada as well as seaborne exports. Sources: National Mining Association, Energy Information Administration and Peabody Global Analytics. U.S. Thermal Exports Could Grow to 150 – 170 Million Tons by 2017

● Peabody exporting PRB, Illinois Basin and Colorado coals through Canada, Gulf and East coasts ● U.S. exports of 6.6 million tons in 2011; Targeting 10 million tons for 2012 ● Multiple export initiatives: – Gateway Pacific Terminal in Washington; 24 MTPY initial throughput – Additional avenues to export PRB coal to Asia – Leveraging 38% ownership in DTA Terminal Peabody Developing Large-Volume Export Business from West, Gulf and East Coasts Site of Planned Gateway Pacific Terminal 58

● Largest and best positioned U.S. coal producer ● Operational excellence in safety, production, productivity and costs ● Commercial success and strong contracting strategies ● Growing technology solutions and best practice sharing ● Expanding capacity to fuel rising export demand 59 Peabody Energy Americas: Leveraging Leadership into Value Creation

Peabody Vision: Delivering 100 million tons into Asia markets by 2020 by creating an integrated coal production and trading business that diversifies BTU’s global supply portfolio and trading capacity. Asia 100 Target: Steady Progress Toward Fueling Growing Pacific Demand Drive Coal Conversion Initiatives Increase U.S. Exports to Asia Increase Australian Exports to Asia Expand Coal Trading Business Target Regions Make Equity Investments China Mongolia Asia Asia China Mongolia Indonesia Asia Strategy Grow sales of Australian asset production to Asia Grow seaborne traded volumes and expand third-party production via offtake agreements and marketing services Expand Peabody’s operational footprint through equity investments within Asia Grow sales of U.S. asset production to Asia Participate as coal supplier in coal conversion projects 1 2 3 4 5 60

Peabody’s Approach ● Leverage expertise in safety, operations and environmental stewardship to develop world-class large-scale surface mines within China ● Continue to grow Asian trading business ● Play leading role in coal supply for conversion projects ● Serve growing demand through asset production and third- party sourced tons Peabody in China: Helping to Supply the World’s Largest Coal-Consuming Nation Why China? ● World’s largest energy consumer will continue to depend on coal to fuel rapid growth and urbanization 61 3.8 4.8 0 1 2 3 4 5 2011 2016 Billion Tonne s Projected China Coal Demand Source: Peabody Global Analytics. P

120 250- 300 0 100 200 300 2011 2016 M ill io n To nn es Expected Xinjiang Coal Production Advancing Plans to Develop One of China’s Largest Surface Mines ● Peabody and Xinjiang Government pursuing development of a large scale surface mine – Peabody to construct, manage and operate the mine – Validation drilling in progress ● Xinjiang Uyghur Autonomous Region presents major coal supply growth in China; ~40% of nation’s coal resources ● 12th Five-Year Plan designates Xinjiang as strategic energy center; power and coal will supply other regions as transmission pipeline and rail lines are completed Members of Peabody’s Asia team pose with government officials at a Xinjiang drill rig advancing feasibility studies for Project Dragon. Source: Peabody Global Analytics; China 12th Five-Year Plan. P 62

Infrastructure Build Out Connects Xinjiang to Eastern Population Centers



East Junngar Coal Field
Yili Coal Field
Urumqi
Hami Coal Field
Kubai Coal Field
Hami
Xinjiang
Linhe
Ge'ermu
Lanzhou
Chengdu
Planned Transmission Lines
Planned and Existing Railroad
Major Coal Basins in Xinjiang

Rail

- Capacity expected to increase from 20 MTPY in 2011 to ~200 MTPY in 2020
- Eight railway projects listed in 12th Five-Year Plan to Eastern markets

Generation & Transmission Pipelines

- Major transmission build out to support "coal by wire" and improve nationwide power supply
  - 30+ GW of transmission capacity planned by 2015 and 50 GW by 2020
- Aggressive coal-fueled generation build out supports economic growth
- Local Xinjiang coal demand expected to increase 90+ million tonnes by 2015

Source: NDRC; Ministry of Railway; State Grid; Xinjiang local government; Peabody Global Analytics.

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Peabody in Mongolia: Pursuing Development of Untapped Resources Peabody’s Approach ● Position Peabody to participate in Tavan Tolgoi development, the large-volume high-quality metallurgical coal reserve located in the South Gobi desert ● Pursue active or near-term metallurgical coal operations and explore undeveloped licenses Why Mongolia? ● Vast untapped met coal reserves adjacent to world’s largest coal market 64 20 50 0 10 20 30 40 50 60 2011 2016 M illion T onne s Expected Mongolia Metallurgical Exports Source: Peabody Global Analytics. P

● Significant base of metallurgical quality coal ● Peabody chosen by Mongolian government in July 2011 to participate in consortium effort to develop resources ● Commercial advancement slowed pending June 2012 parliamentary elections Next Steps: ● Accelerate commercial discussions following June elections ● Secure Peabody’s position as operator and equity investor ● Pursue required approvals to begin development activities 65 Peabody Progressing Efforts to Play Role in Tavan Tolgoi Development TAVAN TOLGOI ULAANBAATAR

Peabody in Indonesia: Expanding Access to Major Seaborne Thermal Supply Base Why Indonesia? ● World’s largest exporter of thermal coal will play role in meeting Asia’s rapidly growing coal demand Peabody’s Approach ● Expand access to third-party sourced volumes through portfolio of offtake agreements ● Leverage Indonesian trading license to improve near-term sourcing and trade optimization while paving the way for long- term logistics positions ● Pursue equity and operational positions in assets with access to seaborne markets 66 Source: Peabody Global Analytics. 313 480 - 510 0 100 200 300 400 500 2011 2016 M illion T onne s Expected Indonesian Thermal Exports P

Indonesian Sourcing Creates Additional Trading Opportunities 67 Jakarta Balikpapan Singapore Offtake Agreement Locations ● Peabody currently has third-party term offtake agreements over the 2012 – 2016 period ● Secured Indonesian Trading License allowing management of transportation and logistics to leverage spot cargo purchases to complement offtake agreements ● Continue to evaluate equity and operational investments

Peabody in India: Increasing Supply to Fastest Growing Thermal Importer Why India? ● Fueling strong growth with coal and will eventually surpass United States as world’s second-largest coal consumer Peabody’s Approach ● Continue to serve growing import demand from Australian and U.S. production as well as third-party sources including Indonesian coal ● Increase sales reach within India to further develop relationships and establish long-term agreements with Indian customers 68 600 840 0 200 400 600 800 2011 2016 M ill io n T on ne s Expected India Coal Demand Source: Peabody Global Analytics. P

$46 $41 $43 $93 $117 $219 $193 $77 $197 $- $50 $100 $150 $200 $250 2003 2004 2005 2006 2007 2008 2009 2010 2011 Peabody’s Trading Operations Are a Solid Earnings Contributor A dj us te d E B IT D A in M illi on s Expanded Global Trading Platform Drives Increased Earnings London Beijing St. Louis Newcastle Singapore Jakarta New Delhi Balikpapan Essen 5-Year Average: ~$160 Million 69

Trading Business Sources Coal for Delivery Around the Globe COALTRADE Sourced and Sold More Than 30 Million Tons in 2011 COALTRADE 2011 Physical Coal 70 Primary Sources Primary Destinations Australia U.S. South Africa Indonesia U.S. Europe S. Korea Japan China India COALTRADE sales include both intercompany asset and third-party sourced coal.

Peabody Asia and Trading Platform Driving Next Leg of Growth into Pacific Basin ● Peabody continues to build on its unmatched global footprint and trading platform ● ‘Asia 100’ strategy to drive long-term earnings growth and increased access to world’s strongest coal markets ● Integrated global trading business optimizing Peabody’s global production platform and delivering real-time market intelligence ● Best-in-class teams in place to deliver on growing global initiatives 71

● 60% of world’s seaborne metallurgical coal supply ● Largest high-heat-value thermal coal exporter ● Enormous high-quality coal base ● Huge competitive advantage with mines close to port; Ports close to high-growth markets ● Strong skills base and safety improvement ● Peabody’s Australian margins up to 60% greater than average U.S. peer margins ● Australian coal assets earn valuations nearly double U.S. counterparts Multiple Reasons Peabody is in Australia 72

Well Positioned to Successfully Manage Industry Challenges Cost Management ● Expansions generating operating efficiencies, cost improvements – Larger volumes reduce unit costs ● New technologies improving output, lowering unit costs – North Goonyella longwall top coal caving being installed – Metropolitan paste plant progressing to full scale implementation – Underground face technology driving significant improvements; Wambo Underground now one of Australia’s most productive longwalls ● Owner-operator conversion at Millennium, Wilpinjong – On target for April 2013 transition 73

Conversion to Owner Operator on Target at Millennium and Wilpinjong Mines Moving ~1/3 of Australia Production to BTU’s Best-in-Class Mining Millennium ● 1.9 million tons sold in 2011 ● 450 employees ● Operated by Downer EDI Mining Wilpinjong ● 9.8 million tons sold in 2011 ● 440 employees ● Operated by Thiess Substantial Benefits Expected ● Increased control in all aspects of mining – More robust and aligned mine planning management ● 20+% cost improvement to mitigate other pressures: – Avoidance of contractor margins and site overhead – Operating efficiencies from ‘right-sized’ equipment (electric rope shovels, larger excavating and hauling gear) ● Sharing of best practices from other Peabody operations Project Capital: $400 – $425 million; >85% on Mining Equipment 74

Australia Platform Expanding Through Acquisition and Organic Growth 75 Expected Australia Volumes 2.5 5.9 5.8 0 10 20 30 40 50 2005 2011 2012P 2015 - 17P 10.1 8.3 25.3 45 – 50 9.3 33 – 36 7 – 8 14 – 15 12 – 13 22 – 25 ~ 8 15 – 17 Domestic Thermal Seaborne Thermal Met PCI refers to legacy Macarthur Coal mines. 2015 target includes Middlemount equity tonnages. Ton s in M illion s Metropolitan Dalrymple Bay Abbot Point Port Kembla Queensland New South Wales Brisbane Wilpinjong Wambo Underground Wambo Open Cut NCIG PWCS Gladstone PEA Met PEA Thermal Port PCI Mine Burton North Goonyella Millennium Eaglefield Moorvale Middlemount Coppabella

● Expansions of both met and thermal quality coal ● Acquisition offers long-term growth potential for decades Acquisition Enables Significant Long- Term Growth Potential for Platform 76 Peabody’s Targeted Production Profile PEA Active PCI Active PEA New PCI New 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Targeted production includes potential projects for future consideration, which require additional evaluation and necessary approvals.

Peabody Energy Australia Bowen Basin Positioning Before Acquisition Existing Mines: ● North Goonyella ● Eaglefield ● Burton ● Millennium Acquisition Significantly Strengthens Bowen Basin Position 77

New Bowen Basin Portfolio New Mines: ● Coppabella ● Moorvale ● Middlemount Resources: ● Addition of significant metallurgical and LV PCI potential in high- demand Bowen Basin Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms here, such as “resources,” which the SEC guidelines generally prohibit U.S. registered companies from including in their filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K which may be accessed from the SEC website at http://www.sec.gov/edgar.shtml. Acquisition Significantly Strengthens Bowen Basin Position 78

Potential Infrastructure Hub to Deliver Multiple Future Projects ● Accommodation hub for projects; Nearest town is 50 km away ● Increased safety; Reduced travel for employees ● Centralized warehousing and administration ● Efficiencies in lower headcount, delivery of outputs ● Larger volume contracts, purchasing power Could Realize Significant Operational Synergies & Cost Savings 79 Circled areas represent potential coal deposits for future projects.

Acquisition Integration Remains on Track ● Safety practices integrated – 11% improvement in 2012 average monthly incident rate versus 2011 – May incident rate best in more than a year following ‘Cardinal Rules’ roll out ● Upgrading operations to Peabody standards – Restoring production to nameplate capacity – Increasing equipment utilization, efficiencies and prep plant yields – Ramping up and expanding Middlemount Mine ● Synergies on track: marketing, blending, logistics, operating, technical and financial areas – $60 to $80 million per year on target to begin in 2013 – Total synergy NPV target of $750 million to $1 billion over time 80

0 1 2 3 4 5 6 New Mine Plan Initiatives New Equipment Processing & Coal Recovery Program Improved Contractor Performance Prep Plant Optimization & Yields Coppabella Moorvale Majority of Improvements Expected to Occur in 2012 Improving Coppabella and Moorvale Production Capacity 81 2011 Production Targeted Capacity M ill io n To ns Multiple Initiatives Under Way Driving Improvements at Operations

Australia: Large and Growing Contributor to Peabody Platform ● Fastest growing coal company in Australia and major contributor to Peabody earnings ● Operational excellence in managing industry challenges ● Rising volumes of metallurgical and thermal export coal provide outstanding growth ● Significant success on integration of acquired assets 82

Peabody Realizing Multiple Benefits from Expansions ●Additional volumes of high quality met and thermal product for export market ●Completed at lower cost per ton of added capacity than greenfield developments ● Lowers unit costs from existing operations; Fixed costs spread over higher volumes ● Lower risks due to existing operating presence ●All projects have synergies associated with nearby Peabody infrastructure 83

84 Wilpinjong Case Study: Bought in 2006, Completed in 2007 and Expanded in 2011 ● Australia’s lowest cost mine expands thermal coal exports, producing above capacity ● Capital of ~$30 per ton of added export capacity – Australia industry thermal coal average: $176 per ton ● Costs benefit from low strip ratio, higher volumes ● Owner-operator conversion under way to further lower costs at capital intensity of ~$20 per ton of total capacity 0 2 4 6 8 10 12 14 D om es tic Wilpinjong Sales (Tons in Millions) E xp or t 30+% 90+% Source: Port Jackson Partners industry research.; Average of $176 per ton derived from industry range of $100 - $270 per ton.

● Doubling production of SHCC/PCI export coal – Capital of ~$170 per ton of added capacity ● Owner-operator transition to provide additional benefits – Capital of ~$110 per ton of pre-expansion capacity ● Production from new pit began in Q4 2011 ● Increased stockpile space allows segregation/sales of higher quality products ● Pursuing blending opportunities with newly acquired mines 85 Millennium Expansion Near Complete, Adding Volumes in 2012 Project to Add 1 – 2 Million Tons to Met Portfolio

Middlemount Production Ramp Up Ongoing with Operational Improvements

Peabody ENERGY



- First cargoes exported through Abbot Point via 'Northern Missing Link' in Q1 2012
- Improving performance via mine design and possible implementation of dozer push approach
- Prep plant upgrade on track; Allows coking coal segregation and sales
- Development approval to more than double capacity to ~4 million tons (100% basis) expected in Q3 2012
- Minimal development capital remaining

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Burton Widening Adds Volume, Provides Five-Year Life Extension to Operation ● First coal expected Q3 2012 ● 44 of 62 million bank cubic meters moved to date – Box cut ~70% complete; Q4 2012 completion ● Full operating capacity expected by 2013 ● Capital of ~$95 per ton of total capacity – Majority of capital spend on box cut 87 Water infrastructure improvements at Burton performed well during March rains. Adds 1 Million Tons Per Year of High Quality Met Coal

North Goonyella Using New Technology to Expand High Quality Met Production ● Peabody licensing agreement with Yanzhou Coal to deploy LTCC beginning in Q3 2013 ● LTCC utilizes full-seam recovery to access additional high quality “Goonyella” brand coking coal from 2013 – 2017 ● Expansion capital of ~$30 per ton of added capacity Technology and CHPP Upgrades To Add 1 – 2 Million Tons HQHCC 88

Eaglefield Co-Development Agreement Accesses Previously Sterilized Reserves

- Peabody and neighboring leaseholder agreed to allow extraction of barrier coal between leases; Subject to government approval
- Allows recovery of 3.3 million tons of HQHCC
- Coal would have been otherwise sterilized
- Extends Eaglefield mine life by 2 years
- Further co-development potential for barrier coal at other operations, including adjacent acquisition properties (e.g., Millennium/Moorvale)



Lease Line for Peabody
Adjacent Leaseholder
300
280
260
240
220
200
180
160
140
120
Additional Peabody Coal Recovered
Goonyella Middle Seam
Goonyella Lower Seam

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90 Metropolitan Modernization, Expansion to Add 1 – 1.5 MTPY Hard Coking Coal ● Phased investment over next three years – Major modernization under way – Expansion timing delayed due to drift challenges but will result in additional incremental volumes ● Infrastructure upgrades include: – New longwall – Power and belt upgrades – Prep plant and drift completion – Innovative coal waste disposal ● Expansion capital of ~$85 per ton of added capacity – Additional ~$90 per ton of total capacity in sustaining capital to upgrade mine, boost productivity ● Regulatory approvals in place to increase longwall panel widths, further reducing unit costs Expected to Reduce Unit Costs to Lowest Quartile Modernization of electrical works lifted into place.

91 Codrilla Greenfield Mine Development Under Review to Increase PCI Volumes ●3.5 million tons capacity (2.6 attributable) LV PCI coal ●Environmental approvals in place, mining lease expected mid-2012 ●Stand-alone prep plant; Product coal hauled to Moorvale for rail load out to DBCT ●Completing drilling and value engineering on infrastructure to evaluate project timing and associated capital Mine Would Add 2 – 3 Million Tons to Met Platform Drill Logs Being Reviewed

Peabody Has Secured Logistics Needs to Ship Growing Volumes to Market ● Australia has history of increasing export coal volumes via infrastructure expansions ● Additional rail and port investments under way ● Rail contracts and port investments enhance Peabody’s ability to deliver ● Peabody has sufficient infrastructure access to support growth plans 92

0 50 100 150 200 250 300 350 400 450 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 T o n n es i n M il li o n s Strong Track Record of Australia Export Growth with More Ahead ● Australia delivers growing exports ● 400 – 450 MTPA throughput potential by 2016 ● Rail improvements expected to keep pace with port and mine expansions Australia Coal Exports Effective Capacity 2007 – 2016 (Projected) Thermal Abbot Point Dalrymple Bay Hay Point Gladstone Brisbane Newcastle PWCS NCIG Port Kembla Wiggins Island 93 Source: Peabody Global Analytics; industry filings. 2007 – 2011 volumes represent actual exports.

94 ● Peabody delivering on significant pipeline of projects ● Driving value through both increased volumes and cost improvements ● Ability to deliver product to market secured with multiple options for long-term growth ● Significant synergies available from proximity to existing/future infrastructure base ● Exploration and feasibility studies advancing for next leg of Australia growth through major exploration base Australia Organic Pipeline Represents Long-Lived Growth for Peabody Platform

● Advance favorable global environment for permitting, production and rail/port development ● Enhance Peabody’s profile as strategic energy partner of choice in host countries, particularly in China and Mongolia ● Progress Btu Conversion and clean coal projects around the world, including in Australia and U.S. ● Provide thought leadership worldwide on coal use Key Focus Areas Peabody Navigating Complex Global Policy Landscape 95

● Carbon Tax – At $23 per CO2, tax expected to raise nearly $1 billion from coal sector in year one – ~$2 per ton for Peabody, annualized beginning July 1, 2012 – Opposition committed to repeal if elected – Greens seek continued increase in CO2 pricing ● Minerals Resource Rent Tax – Commences July 1, 2012; Impact in near term mitigated by investment mode 96 Carbon Tax and MRRT Take Hold as Added Revenue Sources in Australia

Deepening Relationships in China ● 12th Five-Year Plan is coal friendly, calls for safer, more productive and environmentally responsible sector ● Consolidation into safer, larger surface mines plays to Peabody’s strengths ● Encourages coal imports, benefiting Peabody’s global growth platform, particularly Australia ● Position Peabody as partner of choice with policymakers Peabody Solutions Political Landscape 97

Improving the Global Public Policy Framework for Coal ● Public policy pressure points exist on multiple levels – Extraction, royalties/fees, infrastructure, and use ● Governments also recognize the benefits of coal mining/use ● Peabody: Highly active from a company and industry perspective in advancing pro-company and pro-people policies 98

Financial Strength for Growth, Differentiation and Value Creation ● BTU’s Continued Strong Financial Results: A Key Differentiator ● Rising Cash Flows and Targeted Uses ● Potential Upside in Market Valuation Key Themes 99

Financial Strength Drives Value, Growth Peabody’s Approach ● Manage cost structure to achieve competitive advantage, expand margins and generate cash ● Put cash to work to balance capital structure, advance growth projects, pay dividends and repurchase shares ● Maintain best practices in financial reporting, risk management and corporate governance 100

• Exploring strategic joint ventures and partnerships to optimize value and spread risk Multiple Avenues to Strengthen Balance Sheet and Balance Capital Structure Capital Discipline Prudent Investment Strategy 101 • Wilkie Creek sales process announced in January • Ability to adjust capital expenditures as necessary depending on markets; Additional $100 million reduction • Capture acquisition synergies • Continued operating performance, cost improvements Operations Portfolio Optimization

Peabody Consistently Delivers Superior Margins 23% 31% 26% 33% 32% 31% 17% 23% 25% 25% 25% 21% 0% 10% 20% 30% 40% 2007 2008 2009 2010 2011 Q1 2012 102 Peabody Australia results include impact of Macarthur since acquisition. U.S. peers include ACI, ANR, CNX, CLD, PCX, WLT, ICO, and MEE in years of operation. P ea bo dy M in in g O pe ra tio ns U .S . P ee r A ve ra ge Peabody’s Gross Margins Average 30% Above NYSE Peers

Peabody’s Strong Cash Flows Provide Multiple Opportunities for Value Creation ● Flexibility to invest through all market conditions ● Focus on: – Deleveraging and major organic growth projects – Debt reduction and share repurchase in second quarter Uses of Cash 103 Current Cash Priorities

57 52 47 42 37 55 53 20 30 40 50 60 2006* 2007 2008 2009 2010 2011 Q1 2012 Peabody Focused on Strengthening Balance Sheet Total Debt to Capital % ● Debt-to-capital level at 53% as of March 31 ● BTU repays debt in second quarter ● No significant debt maturities until 2015 – 2016 ● Best coal company credit rating 104 *Ratio reflects post-Excel acquisition.

Peabody Capital Targeted Primarily Toward Organic Growth Projects ● Primarily discretionary organic capital in Australia – Supports higher growth Asian demand – Ability to reduce spending and redeploy capital if needed ● Capital under regular review – Peabody 2012 capex now reduced to $1.0 – $1.2 billion ● Sustaining capex remains very manageable at $1.25 – $1.75 per ton of production 105

Emerging JVs: Limited Use of Cash and Emphasis on Alternative Financing Strategic Objective Potential Funding ● Emerging Markets ● Ports ● Other Financing ● JV partners ● Regional banks and capital markets (relationship with Asia/Chinese banks) ● Project financing from multilateral agencies ● Take-or-pay contracts ● Cash/project financing ● Proceeds from asset optimization efforts 106

Peabody’s Financial Performance and Actions: Key Takeaways ● Peabody has rising earnings and cash flows ● We lead our NYSE peers in performance and returns ● Our debt level is manageable and we are balancing our capital structure ● We have major upside potential through multiple expansions ● Our strong cash flows allow us to pay down debt, invest for growth and return cash to investors through dividends and share buybacks 107

Bringing It Home: Market Overview ● Cautious macroeconomic environment ● Seaborne Metallurgical Coal – Rebounding from trough levels in Q1 – Met supply in long-term structural shortage ● Seaborne Thermal Coal – Atlantic markets pressured from recent East Coast U.S. exports – Raising our projections of China coal imports ● U.S. Domestic Markets – Difficult 2011 – 2012 but entering period of reduced shipments, rising seasonal demand and stabilizing natural gas prices – PRB “in the money” for 2013 108

Bringing It Home: Peabody in Excellent Position to Create Value ● Rising Australian met and thermal coal exports ● Leader in regions at low end of cost curve ● Significant growth pipeline ● Favorable view of acquisition ● Deep exploration potential ● Solid cash flow generation ● Financial strength 109

Bringing It Home: Strong Catalysts to Close the Value Gap ● Peabody has upside on all three levers of earnings growth – Production, pricing and costs ● BTU has significant potential for multiple expansion – Historical multiples well above current levels – Relative premium to peers and Australia/U.S. multiples suggest strong upside ● We are moving to capture this value for shareholders – Pacing capital investments while completing multiple expansion projects – Selling non-strategic assets – Reducing debt and repurchasing shares in Q2 110

2012 Analyst and Investor Forum Creating Value for Both Near Term and Long Term Gregory H. Boyce Chairman and Chief Executive Officer June 27, 2012

Appendix:
Reconciliation of Adjusted EBITDA

Peabody ENERGY

Reconciliation of Adjusted EBITDA to Income from Continuing Operations, Net of Income Taxes (unaudited)

	Three Months Ended March 31, 2012	2011	2010	2009	2008	2007
		Year Ended December 31,				
			(Dollars in millions)			
Adjusted EBITDA	$ 512.6	$ 2,128.7	$ 1,838.7	$ 1,262.8	$ 1,728.2	$ 958.2
Depreciation, depletion and amortization	144.9	482.2	437.1	400.5	397.8	342.9
Amortization of basis difference related to equity affiliates	2.3	-	-	-	-	-
Asset retirement obligation expense	15.2	53.1	47.2	39.9	48.1	23.7
Interest expense, net	93.9	219.7	212.4	193.0	217.1	228.8
Income tax provision (benefit)	74.0	363.2	315.4	186.2	159.8	(73.1)
Income from continuing operations, net of income taxes	$ 182.3	$ 1,010.5	$ 826.6	$ 443.2	$ 905.4	$ 435.9

Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense, depreciation, depletion and amortization, and amortization of basis difference associated with equity method investments. Adjusted EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States generally accepted accounting principles. Management uses Adjusted EBITDA as a key measure of operating performance and also believes it is a useful indicator of the company's ability to meet debt service and capital expenditure requirements.

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